                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report:  January 5, 2001


                 Coaxial Communications Of Central Ohio, Inc.
                              Phoenix Associates
                  Insight Communications of Central Ohio, LLC
            (Exact name of Registrant as specified in its charter)


          Ohio                 333-63677                  31-0975825
         Florida              333-63677-01                59-1798351
        Delaware              333-63677-02                13-4017803
(State of incorporation) (Commission File No.) (IRS Employer Identification No.)

                                 810 7th Avenue
                            New York, New York 10019
                    (Address of principal executive offices)


                 Registrant's telephone number:  (917) 286-2300
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Item 5.   Other Events.

       On January 5, 2001, Insight Communications Company, L.P. ("Insight L.P."), a parent company of Insight Communications of Central Ohio, LLC ("Insight Ohio"), consummated various agreements with AT&T Broadband, LLC and its affiliates ("AT&T Broadband") resulting in the contribution to Insight Midwest, L.P. ("Insight Midwest"), a 50-50 partnership between Insight L.P. and AT&T Broadband, of additional cable television systems, including Insight Ohio. Pursuant to such agreements, the following transactions occurred on January 5, 2001:

 .    Insight L.P. exchanged its Claremont, California system for AT&T
     Broadband's system in Freeport, Illinois;

 .    Insight L.P. purchased from AT&T Broadband systems serving approximately
     100,000 customers in Illinois;

 .    Insight L.P. contributed to Insight Midwest the systems purchased from AT&T
     Broadband, as well as all of its other systems not already owned by Insight Midwest, including the aforementioned Freeport, Illinois system and Insight Ohio (comprising in total approximately 180,000 customers);

 .    AT&T Broadband contributed to Insight Midwest systems located in Central and North Central Illinois serving approximately 250,000 customers.

       Both Insight L.P. and AT&T Broadband contributed their respective systems to Insight Midwest subject to an agreed-upon amount of indebtedness so that Insight Midwest remains equally owned by Insight L.P. and AT&T Broadband. Insight L.P. continues to serve as the general partner of Insight Midwest and manages and operates the Insight Midwest systems. Insight Ohio is an unrestricted subsidiary under indentures governing senior notes of Insight Midwest.

Item 7.   Financial Statements and Exhibits.

(a)    Financial Statements - None

(b)    Pro Forma Financial Information - None

(c)    Exhibits:

Exhibit No.        Description
-----------        -----------
   2.1             Asset Contribution Agreement, dated August 15, 2000, by and among, Command Cable of Eastern Illinois Limited Partnership, MediaOne of Illinois, Inc., Northwest Illinois TV Cable Company, S/D Cable Partners, Ltd., TCI American Cable Holdings, L.P., TCI of Bloomington/Normal, Inc., TCI Cablevision of Texas, Inc., UACC Midwest, Inc., United Cable Television of Illinois Valley, Inc., United Cable Television of Southern Illinois, Inc., TCI of Indiana Holdings, LLC, Insight Communications Company, L.P. and Insight Midwest, L.P. ("Asset Contribution Agreement")*
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   2.2             Amendment to the Asset Contribution Agreement, dated January
                     5, 2001**

   2.3             Asset Exchange Agreement, dated August 15, 2000, by and
                     between MediaOne of Illinois, Inc. and Insight Communications Company, L.P. ("Asset Exchange Agreement")*

   2.4             Amendment to the Asset Exchange Agreement, dated January 5,
                     2001**

   2.5             Asset Purchase and Sale Agreement, dated August 15, 2000, by and between TCI of Illinois, Inc., TCI of Racine, Inc., UACC Midwest, Inc. and Insight Communications Company, L.P. ("Asset Purchase and Sale Agreement")*

   2.6             Amendment to the Asset Purchase and Sale Agreement, dated
                     January 5, 2001**

____________
* Filed as an exhibit to the Current Report on Form 8-K, dated August 15, 2000, of Insight Communications Company, Inc. (File No. 0-26677) and incorporated herein by reference.

** Filed as an exhibit to the Current Report on Form 8-K, dated January 5, 2001, of Insight Communications Company, Inc. (File No. 0-26677) and incorporated herein by reference.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              Insight Communications of Central Ohio, LLC
                                    (Registrant)


Date: January 22, 2001        By:  /s/ Elliot Brecher
                                   ----------------------------------
                                   Elliot Brecher
                                   Senior Vice President
                                     and General Counsel